SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                   FORM 8-K




                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): May 16, 2000



                            FIRST SCIENTIFIC, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in this Charter)



         Delaware                 0-24378               33-0611745
----------------------------  ----------------   ---------------------------
(State or other jurisdiction  (Commission File   (IRS Employer Identification
 of incorporation)             Number)             No.)


         1877 West 2800 South, Suite 200, Ogden, Utah          84401
        ----------------------------------------------      ------------
           (Address of principal executive offices)          (Zip Code)



     Registrant's Telephone Number, Including Area Code:  (801) 393-5781
                                                         ----------------

   ITEM 5.  OTHER EVENTS.

         On May 16, 2000, First Scientific, Inc. (the "Company") executed a Securities Purchase Agreement with Aspen Capital Resources, LLC, a Utah limited liability company ("Aspen"), whereby Aspen purchased 1,000 shares of Series A Convertible Preferred Stock ("Preferred Shares") from the Company for $1,000,000, less a 10% placement fee payable to Aspen, and warrants exercisable for the purchase of additional shares of Company common stock by Aspen. The Securities Purchase Agreement provides for the subsequent purchases of an additional 3,000 Preferred Shares with accompanying warrants for an aggregate amount of $3,000,000. Such additional closings are scheduled to occur in 30 day intervals following the initial closing date. The first two subsequent closings shall be for $1,000,000 each and the last two for $500,000 each, all of the foregoing being subject to a similar 10% placement fee to Aspen.

         In connection with the initial closing pursuant to the Securities Purchase Agreement, the Company filed a Certificate of Designation with the Secretary of State of Delaware, creating a Series 2000-A Convertible Preferred Stock in accordance with the terms of said Securities Purchase
   Agreement. A copy of the Securities Purchase Agreement is filed herewith as Exhibit 10.11. The Certificate of Designation is filed herewith as Exhibit 4.1 and the Warrant Certificate relating to this transaction is filed herewith as Exhibit 4.2.


   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (b) Exhibits. The following exhibits are incorporated herein by this reference:

          Exhibit No.               Description of Exhibit
          -----------              --------------------------
            4.1*                     Certificate of Designation
                                     creating Series 2000-A
                                     Convertible Preferred Stock.

            4.2*                     Warrant Certificate for
                                     Series 2000-A Warrants.

            10.11* Purchase Agreement dated as of May 16, 2000 between the Registrant and Aspen Capital
                                     Resources, LLC, a Utah
                                     limited liability company.

      ____________________________
         * Filed herewith.


                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange
   Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST SCIENTIFIC, INC.
                                   (Registrant)




   Date: May 31, 2000         By:     /S/  Randall L. Hales
                                  --------------------------------
                                   Randall L. Hales, President and
                                       Chief Executive Officer



                              EXHIBIT INDEX

          Exhibit No.         Description of Exhibit

            4.1*                     Certificate of Designation
                                     creating Series 2000-A
                                     Convertible Preferred Stock.

            4.2*                     Warrant Certificate for
                                     Series 2000-A Warrants.

           10.11* Purchase Agreement dated as of May 16, 2000 between the Registrant and Aspen Capital
                                     Resources, LLC, a Utah
                                     limited liability company.





   ____________________________
         * Filed herewith.